Other assets (Tables)	12 Months Ended
Oct. 31, 2020
Text block [abstract]
Summary of Other Assets

$ millions, as at October 31	2020	2019
Accrued interest receivable	$1,317	$1,414
Defined benefit asset (Note 19)	247	175
Precious metals (1)	2,731	1,815
Brokers’ client accounts	9,153	5,471
Current tax receivable	2,201	3,542
Other prepayments	557	745
Derivative collateral receivable	4,950	6,185
Accounts receivable	519	759
Other (2)	1,533	717
	$23,208	$20,823

(1)	Includes gold and silver bullion that are measured at fair value using unadjusted market prices quoted in active markets.
(2)
Includes investments in subleases of $749 million as at October 31, 2020, related to certain subleases we have re-assessed as finance subleases as part of the adoption of IFRS 16. For the year ended October 31, 2020, finance income related to our investment in sublease was $53 million. Future lease payments receivable are $506 million over the next five years, and $838 million thereafter until expiry of the subleases.